Exhibit 10.4

               SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
               ----------------------------------------------

          This Second Amendment (the "Second Amendment") to the Revolving Credit Agreement between CommScope Optical Technologies, Inc., a Delaware corporation ("CommScope Optical") and OFS BrightWave, LLC, a Delaware limited liability company (the "Borrower") is entered into as of June 14, 2004.

                                 WITNESSETH

          WHEREAS, CommScope Optical and the Borrower are parties to the Revolving Credit Agreement dated as of November 16, 2001 (as amended by the First Amendment, dated October 9, 2002, the "Credit Agreement") pursuant to which CommScope Optical has agreed to extend, and has extended, a credit facility to the Borrower.

          WHEREAS, the parties now desire to amend the Credit Agreement in certain respects to reflect the agreement of the parties.

          NOW, THEREFORE, in consideration of the promises and mutual considerations contained herein, the parties hereto hereby agree as follows:

          Section 1. Definitions. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

          Section 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended to delete Section 3.2 in its entirety.

          Section 3. Limited Amendment. Except as otherwise amended hereby, the Credit Agreement shall remain unchanged and in full force and effect.

          Section 4. Counterparts. This Second Amendment may be executed in any number of multiple counterparts, all of which shall together constitute but one and the same original.

          Section 5. Effectiveness. This Second Amendment shall be effective as of the date that Commscope Optical completes the transactions contemplated by Section 5.6 of the Amended and Restated Memorandum of Understanding, dated as of November 15, 2001, as amended by Amendments Nos. 1 and 2, by and between The Furukawa Electric Co., Ltd., a corporation organized under the laws of Japan, and CommScope Optical (as assignee of CommScope, Inc., a Delaware corporation).


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          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

                                          OFS BRIGHTWAVE, LLC

                                          By: /s/ Kiyoshi Takeuchi
                                              ---------------------------------
                                              Name: Kiyoshi Takeuchi
                                              Title: Chairman/CEO

                                          COMMSCOPE OPTICAL TECHNOLOGIES, INC.


                                          By: /s/ Jearld L. Leonhardt
                                              ---------------------------------
                                              Name: Jearld L. Leonhardt
                                              Title: Vice President





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